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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2003

                              CATHAY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-18630               95-4274680
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                777 North Broadway, Los Angeles, California 90012
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 5 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Cathay Bancorp, Inc. under the Securities Act of 1933, as amended.

Item 5. Other Events.

      On August 22, 2003, Cathay Bancorp, Inc. announced in a press release that, on August 21, 2003, its Board of Directors declared a 14 cents per share cash dividend, payable on September 29, 2003, to stockholders of record on September 15, 2003. That press release is attached hereto as exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)   Exhibits

99.1  Press Release dated August 22, 2003.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 22, 2003

                                                CATHAY BANCORP, INC.

                                                By: /s/  Dunson K. Cheng
                                                    ----------------------------
                                                    Dunson K. Cheng
                                                    Chairman and President
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                                 EXHIBIT INDEX

Number      Exhibit
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99.1        Press Release, dated August 22, 2003.